INVESTOR PRESENTATION May 2018

Forward-Looking Statements Certain statements and information provided in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements concerning plans, objectives, goals, projections, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us and do not include the impact of future acquisitions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially. The forward-looking statements speak only as of the date of this presentation. Investors are cautioned not to rely unduly upon these forward-looking statements. The Company undertakes no obligation to update these forward-looking statements, except as required by law. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, general economic and business conditions, which will, among other things, affect demand for new residential and commercial construction; our ability to successfully identify, manage, and integrate acquisitions; the cyclical nature of, and changes in, the real estate and construction markets, including pricing changes by our competitors; governmental requirements and initiatives, including those related to mortgage lending or mortgage financing, funding for public or infrastructure construction, land usage, and environmental, health, and safety matters; disruptions, uncertainties or volatility in the credit markets that may limit our, our suppliers' and our customers' access to capital; our ability to successfully implement our operating strategy; weather conditions; our substantial indebtedness and the restrictions imposed on us by the terms of our indebtedness; our ability to maintain favorable relationships with third parties who supply us with equipment and essential supplies; our ability to retain key personnel and maintain satisfactory labor relations; and product liability, property damage, and other claims and insurance coverage issues. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see “Risk Factors” in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. All written and oral forward-looking statements in this presentation are expressly qualified by these “Risk Factors.” 1

U.S. Concrete, Inc. – Overview

- U.S. Concrete, Inc. ("USCR" or the "Company") is a vertically integrated national producer of ready-mixed concrete
  - Top 3 position in each major market served[1]
  - ~1/3 of the aggregates consumed by USCR are sourced from internal production
- Ready-mixed concrete segment
  - 198 standard and volumetric plants
  - ~1,800 ready-mixed and volumetric concrete trucks
  - 9.0 million cubic yards sold in the twelve months ending 03/31/18
- Aggregates segment
  - 19 operating facilities; 7 distribution terminals
  - ~270 million tons of owned and leased reserves
- Financial Overview
  - LTM 03/31/18 Revenue: $1,364.7 million
  - LTM 03/31/18 Adjusted EBITDA: $187.2 million[2]
  - Market capitalization of ~$1.0 billion and enterprise value of ~$1.7 billion[3]

Well-Structured Markets



Ready-Mixed Concrete
Volumetric Concrete
Aggregates Facilities
Recycled Aggregates
Agg Distribution Terminals
Corporate Headquarters
Vertically Integrated Operations
U.S. Virgin Islands

Revenue Mix by Region (LTM 03/31/18)



Western / Southern Texas 10%
Other 3%
Northern Texas 24%
New York / New Jersey / DC 37%
Northern California 26%

Ready-Mixed Volume by End Market (LTM 03/31/18)



Commercial & Industrial 56%
Residential 26%
Street, Highway & Other Public Works 18%

EBITDA by Segment (LTM 03/31/18)



Ready-mixed Concrete 77%
Aggregates & Aggs Related 21%
Other 2%

[1] Based on management estimates of cubic yards volume of ready-mixed concrete produced during the twelve months ended March 31, 2018 after giving pro-forma effect for acquisitions through March 31, 2018.

[2] Adjusted EBITDA is a non-GAAP financial measure. See page 45 for a reconciliation to net income from continuing operations.

[3] As of May 1, 2018

2

Growth of Regional Footprint Atlantic Region Financial Services/ West Region Government Technology 26 50 5 1 5 Brands 8 2011 Current 2 Acquisitions 15 113 198 5 Brands 4 Acquisitions Texas/Oklahoma 7 19 Diversified 0 7 118 ~800 ~1800 11 U.S. Virgin Islands Brands 5 4 2 13 Acquisitions 2 Brands 2 Acquisitions Ready-Mixed Concrete Aggregates Producing Facilities Operating Facilities Aggregates Distribution Terminals Note: Acquisitions of Companies Acquired Since 2014 3

Regional Market: Metro NYC New York City  17 Plants Serving five boroughs  Commercial / Residential / Infrastructure Focus  Complex Urban Operating Environment  Significant Labor Union Position  Active / Well Structured Market Ready-Mixed Concrete Operating Facilities Aggregates Producing Facilities Aggregates Distribution Terminals 4

Regional Market: Bay Area San Francisco Bay Area  26 Plants Serving the Bay Area  Commercial and Residential Focus  Complex Urban Operating Environment  Defensible Market Position  Significant Labor Union Position Ready-Mixed Concrete Operating Facilities Aggregates Distribution Terminal 5

Regional Market: Dallas / Fort Worth Dallas / Fort Worth  31 Plants Serving DFW  Diversified Construction Market  Population Growth  Vibrant Plano / Frisco Area  Standard and Volumetric Concrete Offerings  Large Integrated Producer Competitors Ready-Mixed Concrete Operating Facilities Aggregates Producing Facilities Corporate Headquarters 6

Strategic Position in Attractive Markets Experienced Management Team with Long-Term Top 1,2 or 3 Position in Strategic Focus Well-Structured Vertical Integration into Markets with Attractive Aggregates Enhances Fundamentals Value Chain Top Supplier to Long-Term Diversified Commercial Projects Industry Leading Customer Base Across with High Margins Sectors and Regions Performance Successful Track Record of Acquisition Purchasing Power Due Integration and a to Size in Highly Robust Pipeline Fragmented Markets Disciplined Pricing Strong Financial Mechanics Drive Performance, Superior Margin Conservative Balance Performance Through Sheet and Solid the Cycle Returns on Capital 7

Extended Construction Cycle Management’s View of USCR Position in Cycle Early Mid Late Growth Consistent Heavy Previous position in cycle New position in cycle Administration's Regulatory and Tax Reform Agendas Combined with the Prospect of Increased Infrastructure Spending Will Potentially Extend the Cycle 8

Focused Strategy Translates into Industry-Leading Returns on Capital

Favorable Industry Dynamics

- Favorable markets with attractive fundamentals
- Leading market positions
- Low-cost producer
- Attractive construction material categories

Unique Business Attributes

- Focus on commercial projects with high margins
- Vertically integrated value chain
- Sustainability leadership

Attractive Financial Profile

- Improving pricing over last six years
- Accretive acquisitions
- Prudent leverage with ample liquidity
- Efficient capital allocation

Superior Margin Performance (Material Spread Margin)[1]



USCR ready-mixed concrete segment
U.S. ready-mixed concrete industry [2]
45.9%
44.4%
46.6%
44.0%
47.8%
43.9%
49.8%
44.6%
49.2%
45.0%
49.5%
45.3%
2012
2013
2014
2015
2016
2017

Industry-Leading Returns on Capital[3]



U.S. Concrete
Publicly traded peers [3, 4]
1.7%
2.8%
6.0%
2.8%
9.1%
4.1%
13.0%
5.6%
10.9%
6.1%
7.6%
5.7%
2012
2013
2014
2015
2016
2017

[1] Material spread margin defined as (revenue – raw material costs) / revenue
[2] Source: National Ready Mixed Concrete Association ("NRMCA") and management estimates
[3] Return on capital defined as net operating profit after tax / average of beginning and ending debt and book equity (pro-forma for 2017 acquisitions)
[4] Publicly traded peers consist of Martin Marietta Materials, Summit Materials and Vulcan Materials

9

Top Supplier to Commercial Projects with High Margins Selected precedent commercial projects Project and Location Cubic Yards Status 1. Facebook NA-4 Data Center – Fort Worth, TX 382,000 In Progress 2. LaGuardia Airport1 – Queens, NY 375,000 In Progress 3. I-35W – Ft. Worth, TX 170,000 In Progress 4. Google Bayview Campus – Mountain View, CA 125,000 In Progress 5. The Union Tower – Dallas, TX 112,000 In Progress 6. Grandscape – The Colony, TX 92,000 In Progress 7. Dallas Love Field Parking Garage – Dallas, TX 87,000 In Progress 8. Goethals Bridge – Staten Island, NY 85,000 In Progress 9. Charles Schwab Westlake Campus – Westlake, TX 80,000 In Progress 10. The Village Town Center – Dallas, TX 80,000 Backlog 11. Workday Campus – Pleasanton, CA 70,000 In Progress 12. Gotham 1 & 3 – Queens, NY 70,000 In Progress 13. Manhattan West Tower – Manhattan, NY 70,000 In Progress 14. Hudson Yards Tower E – Manhattan, NY 65,000 In Progress 15. Pioneer Natural Resources – Irving, TX 64,000 In Progress 1 Joint venture with a third-party supplier Higher Margins due to Rigorous Specifications, Complex Projects, High Customization Requirements and Significant Plant and Truck Capacity Demands 10

Premium Price Position Leads the Industry 500 $160 450 $134.86 $140 400 $120 350 $111.89 Avg. Selling 300 458 $100 432 250 (“ASP”) Price 404 390 406 391 372 396 457 $80 348 200 415 329 352 348 343 336 150 325 300 $60 261 259 257 290 266 Volume (in mm cubic yards (“CYDs”)) yards cubic mm (in Volume 100 $40 50 0 $20 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 US Production1 Industry ASP/CYD1 USCR ASP/CYD 1 Source: NRMCA and Management Estimates for 2017 Industry Pricing 11

Experienced Management Team Driving Sustainable Business Improvement

Executive leadership focused on positioning the business for continued success

US CONCRETE

- Demonstrated commitment to focus on highly attractive geographies and end markets with superior margin projects
  - Dallas, New York and San Francisco are among the strongest commercial and residential construction markets
  - Commercial construction orientation requires greater technical expertise and product capabilities
  - Synergistic acquisitions within existing footprint or in geographies with defensible market positions
- Margin results supported by achieved shift in concrete pricing and material margin spread
  - Average price per cubic yard was ~$23 greater than industry in 2017
    - Average price was in line with industry in 2009
  - Material margin has increased from $43/cubic yard in 2009 to $67/cubic yard LTM 03/31/18
  - Material margin in prior downturn (2007 to 2009) increased from $40/cubic yard to $43/cubic yard
- Greater vertical integration of aggregates business enhances Adjusted EBITDA margins
  - Internal requirements are ~1/3 filled from USCR quarries in markets with aggregates positions
  - External aggregates sales for 2017 were approximately $27.9mm higher than 2009
  - Sales of aggregates provide Adjusted EBITDA margins greater than 20%

($mm)	2007	2009	2016	LTM 03/31/18	Commentary
Revenue	$803.8	$534.5	$1,168.2	$1,364.7	✓ Greater scale
Adjusted EBITDA[2]	$75.4	$17.4	$159.8	$187.2	✓ Higher profitability
Adjusted EBITDA margin[2]	9.4%	3.2%	13.7%	13.7%	✓ Improved EBITDA margins
Material spread margin ($ / cubic yard)	~$40	~$43	~$64	~$67	✓ Stable spreads during downturn, and better material spread margins today
Ready-mixed sales volume (mm cubic yards)	~7.6	~3.9	~8.1	~9.0	✓ Steady volume, now with differentiated composition
Leverage[1]	4.0x	17.0x	2.34x	3.84x	✓ Lower leverage

[1] Defined as net debt / Adjusted EBITDA
[2] 2007 and 2009 reflect total consolidated results; 2017 and LTM 03/31/18 reflect results from continuing operations

12

Ready-Mixed Top-Line Drivers

US CONCRETE



10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
Volume (in 000's CYD)
$160
$140
$120
$100
$80
$60
$40
ASP / MMS
$92.23
$135.48
3,835
3,809
3,934
4,047
4,335
4,554
4,674
4,839
4,958
5,067
5,194
5,225
5,347
5,442
5,575
5,696
5,719
5,999
6,523
7,038
7,525
7,684
7,821
8,122
8,407
8,786
8,913
8,984
9,030
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Q3 '15
Q4 '15
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
LTM Volume (CYDs in 000's)
LTM ASP (per CYD)
LTM Material Margin (per CYD)

13

Vertical Integration Into Aggregates Enhances the Value Chain

US CONCRETE

- Aggregates primary focus is supply of U.S. Concrete's ready-mixed concrete operations
- Aggregates exposure generates higher overall consolidated margins
- Vertical integration enhances market dynamics
- Provides stable supply and strategic advantage
- Improves overall purchasing power
- Increases precision in bidding for new projects

- Key focus of acquisition strategy
- 19 aggregates producing facilities, one recycling operation, seven distribution terminals
- ~270 million tons of owned and leased reserves

Aggregates used in USCR's ready-mixed concrete operations, LTM 03/31/18


Internally sourced 28%
Externally sourced & acquisition opportunities 72%

Pro Forma for Polaris Acquisition


Internally sourced 41%
Externally sourced & acquisition opportunities 59%

USCR Becoming More Vertically Integrated

14

Significant Industry Consolidation Opportunities Exist to Enable Scaling of Ready-Mixed Business  Deal opportunities remain robust Ready-Mixed Concrete Market Size for U.S. (2017)  USCR is an acquirer of choice in established markets through decades long relationships amongst local and national management teams  Aggregates provide additional expansion opportunities and Annual Revenue $30.0 B strengthen vertically integrated Ready-Mixed capabilities Concrete Producers 2,200  Increasing vertical integration of Ready-Mixed 6,500 cement, aggregates and concrete Concrete Plants producers represents favorable Source: NRMCA; IBISWorld market dynamic 15

Focused and Disciplined Acquisition Strategy Local Continue to expand within existing regional markets through ready-mixed Opportunity concrete bolt-ons and vertical integration into aggregates Regional Expand concentrically around existing regions Opportunity Selected larger-scale opportunities in new geographies National  Strong, stable markets with promising growth profiles Opportunity  Appealing market structures  Defensible positions of scale with barriers to entry Successful Deal Track Record with Significant Consolidation Pipeline 16

Successful Track Record of Acquisitions with Significant Consolidation Pipeline

Acquisitions continue to accelerate Adjusted EBITDA growth

- Completed 34 ready-mixed concrete and aggregates acquisitions since 2014
- Sourcing, executing and integrating acquisitions is a core competency of USCR
- Market position limits impact of cyclicality
- Proven ability to integrate acquired companies, vertically integrate operations, enhance margins and generate attractive returns

Adjusted EBITDA, LTM 03/31/18



Organic
60%
Acquired
Since 2014
40%

Recent Notable Acquisitions

Golden Spread Redi-Mix Amarillo, TX (Mar. 2018)	■ 10 fixed ready-mixed concrete plants, 5 portable plants, 1 producing aggregates facility ■ Expands Ingram's footprint further into West Texas with a vertically integrated operation
Bella Trucking Corp. Philadelphia, PA (Mar. 2018)	■ 1 ready-mixed concrete plant – 12 mixer trucks and 10 tri-axle dump trucks ■ Expanded position in Philadelphia area
On Time Ready Mix Flushing, NY (Jan. 2018)	■ 1 ready-mixed concrete plant – 22 mixer trucks ■ Expanded geographic coverage in New York metropolitan area, focused on servicing Queens
Polaris Materials Corporation Vancouver, BC (Nov. 2017)	■ 1 active aggregate quarry with 110 million tons of reserves (2 additional undeveloped quarries) ■ 2 aggregates distribution terminals ■ Enhances vertical integration and access to supply constrained West Coast markets
Action Supply Philadelphia, PA (Sept. 2017)	■ 2 ready-mixed concrete plants – 22 mixer trucks ■ Expands East Coast footprint into Philadelphia metropolitan market
Harbor Ready-Mix / A-1 Materials San Francisco, CA (Sept. 2017)	■ 2 ready-mixed concrete plants – 23 mixer trucks ■ Bolsters position in San Francisco's Peninsula and South Bay
Corbett Aggregates Quinton, NJ (Apr. 2017)	■ 1 aggregates facility – 401 acres of land with over 35 million tons of proven reserves ■ Furthers vertical integration strategy supporting the New York metropolitan market
Kings Ready Mix Brooklyn, NY (Aug. 2016)	■ 4 ready-mixed concrete plants – 62 mixer trucks ■ Strengthened position in New York metropolitan area

17

Polaris Materials Transaction Overview

US CONCRETE

Transaction Overview

- On September 29, 2017, U.S. Concrete announced it had entered into an arrangement to acquire Polaris Materials Corporation ("Polaris")
  - The acquisition was unanimously approved by Polaris' Board of Directors with Polaris' shareholders voting to approve the transaction at a special meeting on November 15, 2017
  - The transaction closed on November 17, 2017
- U.S. Concrete acquired all the issued and outstanding common shares of Polaris for C$3.40 per share in cash
- The price per share implied an aggregate fully diluted equity value of approximately C$309 million (~US$245 million)
- The acquisition was funded with existing cash on hand and drawings under U.S. Concrete's ABL facility
- After incremental volume and other anticipated synergies, purchase price multiple is expected to be substantially similar to market transactions

Strategic Rationale

1

Secures High Quality, Long-Term Aggregate Resource in Supply Constrained Market

- San Francisco Bay Area and Southern California have less than 20 years of permitted aggregates reserves[(1)]
- Ability to self supply a large majority of our aggregates requirement in Bay Area
- High-quality sand and gravel for seismic areas
- Deep sea access provides low cost shipping

2

Significant Synergy Potential, Creating Shareholder Value

- Significant volume pull-through expected from current San Francisco Bay Area operations and potential future West Coast acquisitions
- Reduction in Polaris corporate expenses
- Expected to facilitate operational optimization of existing U.S. Concrete operations

3

Increased Exposure to Attractive California Construction Market

- Strong macroeconomic outlook
- SB1 to provide additional infrastructure funding
- Los Angeles 2028 Olympics driving incremental near-term construction spending
- Potential to integrate with and support growth plans in other California markets

(1) Source: California Geological Survey "Aggregate Sustainability in California 2012."

18

1 Secures High Quality, Long-Term Aggregates Resource in Supply-Constrained Market

Overview

- San Francisco Bay and Los Angeles area current sourced aggregate reserves are expected to only cover the next 11 – 20 years of demand before depletion[(1)] without supplemental material from Polaris
- Particularly acute shortages are expected in some of USCR's key ready-mixed concrete markets of San Jose and the West Bay, which are markets that Polaris is expected to serve economically
- The Polaris acquisition should allow USCR to internally source the majority of its San Francisco Bay Area aggregates requirements
- USCR to move to a net long aggregates position on the West Coast
- Low cost shipping via Panamax vessels should provide competitively priced product to the West Coast and Hawaii
- High-quality sand and gravel ideal for use in high-strength seismic applications

Aggregates Resource Depletion[(1)]

Location	% of 50-Year Demand Permitted	50-Year Demand	Permitted Reserves	Time to Depletion
San Francisco Bay Area				
Northern San Francisco Bay		521	110	11 – 20 Years
South San Francisco Bay		1,381	404	11 – 20 Years
Los Angeles / Long Beach				
San Fernando Valley – Saugus Newhall		476	77	<10 Years
San Gabriel Valley		809	322	11 – 20 Years
Claremont – Upland		203	109	21 – 30 Years
San Bernardino		993	241	11 – 20 Years
Temescal Valley		1,077	297	11 – 20 Years

Permitted Aggregates Reserves   50-Year Demand Not Met By Existing Permitted Reserves

(1) Source: California Geological Survey "Aggregate Sustainability in California 2012."

19

2 Significant Synergy Potential, Creating Shareholder Value Synergies Pro Forma San Francisco Bay Area Footprint Volume Pull-Through from Current San Francisco Bay Area Operations and Potential Future Acquisitions  Increased production at the Orca Quarry expected to San Pablo Bay 1 deliver meaningful operating leverage benefits  Reduction of costs of third-party supplied materials  Anticipated incremental volume from potential future Richmond acquisitions Terminal San Reduction in Polaris Corporate Costs Francisco Pier 92 Terminal  Removal of public listing costs 2 San Francisco Bay  Lower SG&A overhead costs by integrating into the USCR platform Redwood City Terminal Anticipated Operational Optimization at Polaris and Existing U.S. Concrete Operations 3  Concrete mix design improvements  Logistics optimization U.S. Concrete Polaris Harbor Ready- Bridge Ready-Mixed Terminal Mix & A-1 Concrete Plant 3rd Party Materials(1) Terminal (1) Acquired in October 2017. 20

3 Increased Exposure to Attractive California Markets

US CONCRETE

Strong Macroeconomic Outlook

2016 – 2020E Construction Value CAGR[1]


11.7%
6.8%
Residential
Non-Residential

- U.S. FAST Act expected to contribute to 9.6% growth in California's cumulative aggregate demand during its life
- While San Francisco – San Jose corridor ("Silicon Valley") continues to lead regional construction activity, north and east bay markets showing signs of improvement
- Los Angeles seeing highest construction activity levels since 1920s, driving an increased pool of potential large and high specification projects

California SB 1

"State Legislators Approve $52 Billion Transportation Plan to Repair California's Ailing Roads"

– Los Angeles Times

- On April 6, 2017, Governor, Senate, and Assembly leaders approved the Road Repair and Accountability Act, which will provide $52 billion over 10 years on infrastructure spending
- New bill increases state funded transportation spending by 35% above current levels with the benefits of SB 1 expected to start being realized in 2H18
- Estimated $34 billion of the first $52 billion raised will go toward repairing roads, bridges, highways, and culverts

Los Angeles 2028 Olympics

- On September 13, 2017, the International Olympic Committee awarded Los Angeles host of the 2028 Summer Olympic Games after initially bidding for the 2024 Games
- Estimated budget of $5.3 billion with detail, including construction spend, to be released in coming months
- International Olympic Committee has pledged $1.8 billion to the Los Angeles organizing committee
- Current plan utilizes existing large sports venues, with construction focused on regional infrastructure and facility improvements

(1) Source: State of California Department of Finance.

21

Financial Performance and Conservative Balance Sheet Sales Volume (‘000) Average Selling Price Ready-Mixed (CYDs) Aggregates (Tons) 9,030 Ready-Mixed ($/CYD) Aggregates ($/ton) 8,984 8,122 7,085 $135.48 7,038 6,197 $130.35$134.86 5,696 5,563 $123.98 4,839 5,225 4,919 4,047 4,650 $110.85 $13.17 3,597 $104.03 $12.92 2,741 3,407 $94.47 $97.59 $11.97 $10.54 $8.84 $9.40 $7.46 $7.89 Revenue ($mm) Adjusted EBITDA from Continuing Operations ($mm) $1,336 $1,365 $1,168 $192 $187 $975 $160 $132 $704 $598 $428 $517 $78 $49 $12 $26 22

Financial Performance and Conservative Balance Sheet Improved year-over-year performance (LTM 03/31/18) Ready-Mixed Average Selling Price (Per Cubic Yard) Ready-Mixed Sales Volume (Million Cubic Yards) 9.03 $135.48 $132.08 8.41 LTM 03/31/17 LTM 03/31/18 LTM 03/31/17 LTM 03/31/18 Revenue ($mm) Adjusted EBITDA from Continuing Operations ($mm) $187 $1,365 $175 $1,222 LTM 03/31/17 LTM 03/31/18 LTM 03/31/17 LTM 03/31/18 23

Capitalization As of 03/31/2017 As of 03/31/2018 Actual xAdjusted xAdjusted ($mm) Amt. Amt. EBITDA3 EBITDA3 Cash and cash equivalents $291.8 $36.6 $350 mm ABL Revolver due 2022 (“ABL Facility”) 1 75.0 0.4x New Senior Unsecured Notes due 2024 (“2024 Unsecured Notes”) 611.1 3.5x 609.5 3.2x Other debt 47.5 0.3x 71.2 0.4x Total debt $658.6 3.8x $755.7 4.0x Net debt 366.8 2.1x 719.1 3.8x Market value of equity2 (as of 05/04/2017 or 05/07/2018) 1,133.4 6.5x 1,038.7 5.5x Total capitalization $1,792.0 10.2x $1,794.4 9.5x Enterprise value $1,500.2 8.6x $1,757.8 9.4x LTM 03/31/2017 or 03/31/2018 Adjusted EBITDA3 175.2 187.2 Liquidity4 500.0 174.3 1 ABL Facility balance as of 03/31/2018 2 Based on total outstanding shares as of 03/31/2017 and 03/31/2018 3 Adjusted EBITDA is a non-GAAP financial measure. See page 45 for a reconciliation to net income from continuing operations 4 Liquidity is the sum of cash and cash equivalents, and availability under existing ABL Facility 24

Appendix

Top 3 Position in Favorable Geographic Markets with Attractive Fundamentals Robust end markets expecting continued growth Total non-residential building construction ($bn) Total residential building construction ($bn) 568 614 530 548 577 593 500 503 553 472 480 522 432 446 473 392 429 348 355 360 337 358 375 329 276 254 249 253 Commercial office and retail building construction ($bn) Highway and street construction ($bn) 178 182 187 168 155 156 97 144 95 92 121 91 91 91 106 109 88 91 85 79 85 78 82 83 81 81 81 79 Source: FMI Corp. as of January 30, 2018 26

Top 3 Position in Favorable Geographic Markets with Attractive Fundamentals (cont’d) Residential construction is stabilizing and growing in regional markets where USCR has a leading position California housing starts (‘000) Texas housing starts (‘000) 166 154 140 93 132 86 124 117 77 108 110 70 72 102 61 90 82 81 51 47 67 70 42 66 36 37 29 27 27 24 New York and New Jersey housing starts (‘000) Washington D.C. area1 housing starts (‘000) 34 31 59 29 53 26 46 24 24 25 46 22 22 42 20 21 37 19 34 18 30 32 32 16 15 28 30 25 26 24 Source: Global Insight as of March 2018 Note: Data consists of private single family housing starts; annual data represents average of four quarters of Seasonally Adjusted Annual Rate (“SAAR”) figures 1 Washington, D.C. area also includes Virginia and Maryland 27

Long-Term Diversified Customer Base Across Sectors and Regions

Quality, long-tenured client relationships with focused concentration in key markets

Revenue by Customer (2017)



Top 15, 21%
16-25, 6%
26-35, 5%
36-50, 5%
51+, 63%

Revenue Mix by Region (LTM 03/31/18)



Other
3%
Western / Southern
Texas
10%
Northern
Texas
24%
New York /
New Jersey / DC
37%
Northern
California
26%

Source: U.S. Concrete

Overview of Top Customer Relationships

Customer	Years	End Market	Location	% of 2017 revenue
1. Customer A*	23	Commercial	Northern Texas	4.1%
2. Customer B*	23	Residential	Northern Texas	2.2%
3. Customer C	56	Commercial	Northern California	1.7%
4. Customer D	10	Residential/Commercial	NY / NJ / DC	1.6%
5. Customer E	16	Residential/Commercial	NY / NJ / DC	1.3%
6. Customer F	31	Commercial	Northern California	1.2%
7. Customer G	31	Commercial	Northern California	1.2%
8. Customer H	31	Industrial	NY / NJ / DC	1.1%
9. Customer I	36	Commercial	Northern California	1.0%
10. Customer J	3	Commercial	Northern Texas	1.0%
11. Customer K	21	Residential/Commercial	NY / NJ / DC	1.0%
12. Customer L	23	Commercial	Northern Texas	0.9%
13. Customer M	15	Residential/Commercial	NY / NJ / DC	0.9%
14. Customer N	30	Residential/Commercial	NY / NJ / DC	0.8%
15. Customer O	10	Commercial	Northern Texas	0.8%
Average	24		Total	21%

* Denotes customers that are related to each other

The Average Length of USCR's Top 15 Customer Relationships is ~24 Years

28

World Trade Center Construction World Trade Center Complex  400,000+ Cubic Yards of Concrete Required  One WTC, 3 WTC, 4 WTC Complete  WTC Tower 2 Under Construction  Low CO2 Concrete  Highest Height Concrete Pumped Into a High Rise Structure in N.A. One WTC  14,000 PSI Ultra High Strength Concrete 29

Ongoing Infrastructure: Hudson Yards Hudson Yards  ~ 375,000 Cubic Yards of Concrete for Buildings Currently Under Construction  High Strength up to 14,000 PSI Concrete  8,500 PSI Lightweight Concrete  First for NYC  Multi-Phase, Multi-Year Remaining Construction Project 30

Ongoing Infrastructure: LaGuardia Airport LaGuardia Airport  375,000 Cubic Yards of Concrete (USCR has a contract for approximately 2/3 of the total project requirement)  Concrete Delivery Began in 2016  Stringent Specifications  Multiple Mix Designs Required  Expected to be a 4-Year Project 31

Ongoing Infrastructure: Goethals Bridge Goethals Bridge Replacement  80,000 Cubic Yards of Concrete  100-Year Life Cycle Concrete Design  Stringent Specifications  2018 Completion 32

Ongoing Infrastructure: Tappan Zee Bridge Tappan Zee Bridge Replacement  36,000 of 60,000 Cubic Yards of Concrete  Providing Concrete for On Ramps for Two Separate Bridges  July 2017 One Side Opened - Operating in Both Directions  32 Different Mix Designs  2019 Both Sides expected to be Opened 33

Ongoing Infrastructure: Bayonne Bridge Bayonne Bridge Elevation  40,000 Cubic Yards of Concrete  5,000 PSI Lightweight Concrete Deck  2018 Completion 34

Northern California: Levi’s Stadium Levi’s Stadium  80,000 Cubic Yards of Concrete  Low CO2 Concrete  23 Million Pounds of CO2 Reduction  LEED Gold Certification  Completed in 2013 35

Northern California: Infrastructure Oakland Bay Bridge  250,000 Cubic Yards of Concrete  Low CO2 Concrete  40 Specialty Mix Designs  12 Year Project Completed in 2013 36

Ongoing Construction: Facebook Facebook Campus  20,000 Cubic Yards of Concrete  New Construction in Menlo Park, California  15,000 Cubic Yards of Concrete to Finish  12,000 Cubic Yards of Concrete on West Campus  Low CO2 Concrete  2018 Completion 37

Ongoing Construction: Workday Campus Workday HQ  70,000 Cubic Yards of Concrete  First Placement January 2017  Low CO2 Concrete  Pleasanton, California  2018 Completion 38

North Texas Construction: Frisco / Plano 39

Ongoing Construction: Toyota HQ Toyota of North America Headquarters  194,000 Cubic Yards of Concrete  Premier North Texas Corporate Headquarters Project  2017 Completion 40

Ongoing Construction: JPMorgan Chase JPMorgan Chase - Plano  65,000 Cubic Yards of Concrete  Continued Corporate Growth in Vibrant Plano Area  2017 Completion 41

Ongoing Construction: The Union The Union  110,000 Cubic Yards of Concrete  Twin 43-Story Buildings  Mixed-Use with Full-Sized Grocery Store  Project Began in Late 2016 42

Dallas: Infrastructure I-635 Dallas  Over 310,000 Cubic Yards of Concrete  USCR One of Three Concrete Suppliers  24-Hour Concrete Placements  Multi-Level Highway Project  Three-Phase Project Completed in 2015 43

Experienced Management Team Driving Sustainable Business Improvement New executive leadership since 2011 Name Role Year Joined Relevant Experience Bill Sandbrook President, Chief Executive Officer and Vice Chairman 2011 26 years Ronnie Pruitt Senior Vice President and Chief Operating Officer 2015 25 years John Kunz Senior Vice President and Chief Financial Officer 2017 27 years Paul Jolas Senior Vice President, General Counsel and Corporate Secretary 2013 28 years Kevin Kohutek Vice President – Finance and Treasury 2012 23 years Brian Mahavier Vice President – Strategy and Development 2013 13 years Mark Peabody Vice President – Human Resources 2012 27 years Niel Poulsen Executive Vice President – South East 2012 40 years Jeff Davis Vice President 2001 43 years Jeffrey Roberts Vice President and General Manager – Ingram Concrete 1994 29 years Herb Burton Vice President and General Manager – West Region 1999 19 years David Behring Vice President and General Manager – South Central Region 1999 27 years Significant Experience which Positions USCR for Industry Leadership 44

Reconciliation of Non-GAAP Financial Measures

US CONCRETE

	LTM ended March 31,	Year ended December 31,							Predecessor	
	2018	2017	2016	2015 (restated)	2014	2013	2012	2011	2009	2007
Total Adjusted EBITDA Reconciliation										
Income (loss) from continuing operations	$15.5	$26.3	$9.6	$(5.1)	$21.6	$(18.3)	$(24.4)	$(7.9)	$(78.7)	$(60.8)
Income tax expense (benefit)	7.3	12.4	21.1	0.8	2.2	1.2	(3.8)	(0.4)	(0.3)	0.0
Depreciation, depletion and amortization	72.5	67.8	55.0	43.6	23.8	18.9	15.5	18.5	23.5	23.2
Interest expense, net	43.2	42.0	27.7	21.7	20.4	11.3	11.3	11.1	25.9	27.5
Loss on extinguishment of debt	0.1	0.1	12.0	-	(0.0)	(1.0)	2.6	-	(7.4)	-
Derivative loss	2.6	0.8	19.9	60.0	3.6	30.0	19.7	(13.4)	-	-
Non-cash change in revaluation of contingent consideration	7.7	7.9	5.2	0.9	-	-	-	-	-	-
Impairment of goodwill and other assets	6.2	6.2	-	-	-	-	-	-	-	72.9
Hurricane-related losses	3.3	3.0	-	-	-	-	-	-	-	-
Quarry dredge costs for specific event	3.6	3.4	-	-	-	-	-	-	-	-
Purchase accounting adjustments for inventory	2.0	1.3	-	-	-	-	-	-	-	-
Foreign currency losses resulting from Polaris acquisition	1.9	1.9	-	-	-	-	-	-	-	-
Non-cash stock compensation expense	8.9	8.3	7.1	5.8	3.7	5.4	2.5	2.1	2.4	3.0
Acquisition-related professional fees	12.2	10.1	2.2	3.8	2.5	0.8	-	-	-	-
Officer transition expenses	0.2	0.8	-	0.4	-	0.2	0.1	2.1	-	-
Corporate headquarters relocation expense	-	-	-	-	-	0.6	2.5	-	-	-
Reorganization items	-	-	-	-	-	-	-	-	47.6	-
Adjusted EBITDA	$187.2	$192.3	$159.8	$131.9	$77.8	$49.1	$26.2	$11.9	$13.0	$65.9
Adjusted EBITDA margin	13.7%	14.4%	13.7%	13.5%	11.0%	8.2%	5.1%	2.8%	3.0%	10.2%

Total Adjusted EBITDA and Total Adjusted EBITDA Margin are non-GAAP financial measures. We define Total Adjusted EBITDA as our income (loss) from continuing operations, excluding the impact of income tax expense (benefit), depreciation, depletion and amortization, net interest expense, loss on extinguishment of debt, derivative loss, non-cash change in revaluation of contingent consideration, impairment of goodwill and other assets, hurricane-related losses, quarry dredge costs for specific event, purchase accounting adjustments for inventory, certain foreign currency losses resulting from Polaris acquisition, non-cash stock compensation expense, acquisition-related professional fees, officer transition expenses, expenses related to our corporate headquarters relocation, and reorganization items. Acquisition-related professional fees consists of fees and expenses for accountants, lawyers and other professionals incurred during the negotiation and closing of strategic acquisitions and does not include fees or expenses associated with post-closing integration of strategic acquisitions. We define Total Adjusted EBITDA Margin as the amount determined by dividing Total Adjusted EBITDA by total revenue. We have included Total Adjusted EBITDA and Total Adjusted EBITDA Margin herein because they are widely used by investors for valuation and comparing our financial performance with the performance of other building material companies. We also use Total Adjusted EBITDA and Total Adjusted EBITDA Margin to monitor and compare the financial performance of our operations. Total Adjusted EBITDA does not give effect to the cash we must use to service our debt or pay our income taxes and thus does not reflect the funds actually available for capital expenditures. In addition, our presentation of Total Adjusted EBITDA may not be comparable to similarly titled measures other companies report. Total Adjusted EBITDA and Total Adjusted EBITDA Margin are not intended to be used as an alternative to any measure of our performance in accordance with GAAP. The following table reconciles Total Adjusted EBITDA to the most directly comparable GAAP financial measure, which is income (loss) from continuing operations (in thousands).

Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our reported operating results or cash flow from operations or any other measure of performance prepared in accordance with GAAP.

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Adjusted Gross Profit LTM ended Year ended December March 31, 31, 2018 2017 2016 Adjusted Gross Profit Reconciliation Operating income $65.2 $78.9 $87.1 Depreciation, depletion and amortization 72.5 67.8 54.9 Selling, general and administrative expenses 125.7 119.2 100.0 Non-cash change in revaluation of contingent 7.7 7.9 5.2 consideration Impairment of goodwill and other assets 6.2 6.2 - Hurricane-related losses in COGS before DD&A 2.7 2.4 - Purchase accounting adjustments for inventory 2.0 1.3 - Quarry dredge costs for specific event 3.6 3.4 - Gain on disposal of assets, net (0.7) (0.7) (1.4) Adjusted Gross Profit (non-GAAP) $284.8 $286.5 $245.8 Operating income margin 4.8% 5.9% 7.5% Adjusted Gross Margin (non-GAAP) 20.9% 21.4% 21.0% Adjusted Gross Profit and Adjusted Gross Margin are non-GAAP financial measures. We define Adjusted Gross Profit as our operating income (loss), excluding the impact of depreciation, depletion and amortization ("DD&A"), selling, general and administrative expenses, change in revaluation of contingent consideration, hurricane-related losses in cost of goods sold ("COGS") before DD&A, purchase accounting adjustments for inventory, quarry dredge costs for specific event, and loss (gain) on disposal of assets, net. We define Adjusted Gross Margin as the amount determined by dividing Adjusted Gross Profit by total revenue. We have included Adjusted Gross Profit and Adjusted Gross Margin herein because they are widely used by investors for valuing and comparing our financial performance from period to period. We also use Adjusted Gross Profit and Adjusted Gross Margin to monitor and compare the financial performance of our operations. Adjusted Gross Profit and Adjusted Gross Margin are not intended to be used as an alternative to any measure of our performance in accordance with GAAP. The following table reconciles Adjusted Gross Profit to the most directly comparable GAAP financial measure, which is operating income (in thousands). 46